UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: March 24, 2004

                      LEGEND INTERNATIONAL HOLDINGS, INC.
-------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

                         Commission file number: 0-32551

            Delaware                                       23-3067904
-----------------------------------              ------------------------------
  (State or other jurisdiction                    (IRS Employer Identification
 incorporation or organization)                              Number)


               2000 Hamilton Street, #520, Philadelphia, PA 19130
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                    (Address of Principal Executive Offices)

                                 (215) 893-3662
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               Registrant's telephone number, including area code:


                                 Not applicable
-------------------------------------------------------------------------------
                 (Former Address of Principal Executive Offices)

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

       On April 16, 2003 and June 30, 2003, Legend International Holdings, Inc. (the "Company") issued two 8% senior subordinated convertible debentures (the "Convertible Debentures") to the president and CEO, and current secretary and vice president of the Company, respectively, for a total of $100,000. Under the terms of the Convertible Debenture, each debenture is convertible into 500,000 shares of the Company's restricted common stock at $0.10 per share at the option of the holder. The total principal and interest on the Convertible Debentures are scheduled to be due on March 31, 2004. As of the date of this report, the Convertible Debentures have not been converted to restricted common stock nor have any interest and principal have been paid to date. On March 24, 2004, the parties to the Convertible Debentures have agreed to extend the due date until March 31, 2006.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)      Financial statements of businesses acquired.

Not applicable.

(b)      Pro forma financial statements.

Not applicable.

(c)      Exhibits.

  1.     + Extension Letter Agreement dated March 24, 2004

+        Filed herewith.


                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             LEGEND INTERNATIONAL HOLDINGS, INC.



Dated: March 24, 2004                        By: /s/ Michael Tay
                                                 -------------------------------
                                                 Michael Tay, President

                                 EXHIBIT INDEX


Exhibit
Number            Description
-------           -----------
  1.     +        Extension Letter Agreement dated March 24, 2004



+        Filed herewith.

                               From the Desk of
                                  Michael Tay
                             2000 Hamilton Street
                            Philadelphia, PA 19130


                                 March 24, 2004

Legend International Holdings, Inc.
2000 Hamilton Street, #520
Philadelphia, PA 19130

RE:    8% Senior Subordinated Convertible Debentures

Dear Sirs:

       Please be advised that as of March 31, 2004, the undersigned agrees to extend the repayment of the above-mentioned debentures with interest, to March 31, 2006.

       Please sign below where indicated to evidence your acceptance of the terms of this letter agreement.

                                        Sincerely,


                                        /s/ Michael Tay
                                        -----------------------------------
                                        Michael Tay, Holder


                                        /s/ William Tay
                                        -----------------------------------
                                        William Tay, Holder


AGREED TO AND ACCEPTED:

LEGEND INTERNATIONAL HOLDINGS, INC.


/s/ Michael Tay
-----------------------------------
By:  Michael Tay
Title: President